Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of November 19, 2014 (this “Amendment”) is entered into among EARTHLINK HOLDINGS CORP., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and REGIONS BANK, in its capacities as Administrative Agent and Collateral Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and Regions Bank, in its capacities as Administrative Agent and Collateral Agent, entered into that certain Amended and Restated Credit Agreement dated as of May 29, 2013 (as amended, modified, supplemented or extended from time to time, including pursuant to that certain First Amendment to Credit Agreement dated as of December 31, 2013, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders (by act of the Required Lenders) amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)                                 In Section 1.1 of the Credit Agreement,

(i)                                     the definition of “Adjusted LIBOR Rate” is amended by adding a new last sentence thereto to read as follows:

Notwithstanding anything contained herein to the contrary, the Adjusted LIBOR Rate shall not be less than zero.

(ii)                                  the definition of “Change in Law” is restated in its entirety to read as follows:

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith, (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III and (iii) all requests, rules, guidelines or directives issued by a Governmental Authority in connection with a Lender’s submission or re-submission of a capital plan under 12 C.F.R. § 225.8 or a Governmental Authority’s assessment thereof shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

(iii)                               clause (b) of the definition of “Change of Control” is restated in its entirety to read as follows:

(b)                                 during any period of twenty-four (24) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals either (i) (A) who were members of that board or equivalent governing body on the first day of such period, (B) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (A) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (C) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (A) and (B) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body and/or (ii) whose nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group.

(b)                                 Clause (b) of Section 3.2 of the Credit Agreement is amended by inserting “or liquidity ratios or” immediately following the first instance of the word “capital” and immediately before the word “requirements”.

(c)                                  Clause (b) of Section 7.12 of the Credit Agreement is restated in its entirety to read as follows:

(b)                                 make any prepayment, redemption, defeasance or acquisition for value of (including by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), or refund, refinance or exchange of, any Funded Debt (other than the Indebtedness under the Credit Documents and Indebtedness permitted under Section 7.1(b)) other than (i) regularly scheduled payments of principal and interest on such Funded Debt, (ii) in connection with (A) a refinancing or refunding permitted hereunder or (B) any prepayment, redemption, defeasance or acquisition for value of Funded Debt out of the proceeds of any equity offering of the Borrower and (iii) the purchase, repurchase, prepayment or redemption of Senior Secured Notes and/or those certain 8-7/8% senior notes of the Borrower due 2019 (the “2019 Notes”) issued pursuant to that certain Indenture, dated as of May 17, 2011 between the Borrower, the guarantor parties thereto and Deutsche Bank Trust Company Americas, as Trustee, provided that, with respect to this clause (iii), (A) no Default or Event of Default then exists or would arise after giving effect thereto, (B) such purchase, repurchase, prepayment or redemption is made on or before March 31, 2015, (C) such purchase, repurchase, prepayment or redemption is made using only available and unencumbered cash of the Borrower (and not the proceeds of any Loans or other Indebtedness) in an aggregate amount not to exceed $30,000,000 and (D) any such purchase, repurchase, prepayment or redemption is made in accordance with the terms of the indentures (and supplements thereto) applicable to the Senior Secured Notes and/or the 2019 Notes, as applicable.

2.                                      Conditions Precedent.  This Amendment shall be effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

3.                                      Miscellaneous.

(a)                                 Each of the Credit Parties hereby (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) ratifies and affirms its obligations under the Credit Documents, (iii) agrees that (A) its obligations under each of the Credit Documents to which it is party shall remain in full force and effect according to their terms and (B) this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Credit Documents.

(b)                                 Each of the Credit Parties hereby represents and warrants as follows:

(i)                                     Such Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)                                  This Amendment has been duly executed and delivered by such Credit Parties and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)                               No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Credit Party of this Amendment.

(c)                                  Each of the Credit Parties represents and warrants to the Administrative Agent and the Lenders that (i) the representations and warranties of the Credit Parties set forth in Section 5 of the Credit Agreement and in each other Credit Document are (A) with respect to representations and warranties that contain a materiality qualification, true and correct (after giving effect to such materiality qualification set forth therein) and (B) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)                                 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)                                  This Amendment shall be deemed to be, and is, a “Credit Document.”

(f)                                   This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	EARTHLINK HOLDINGS CORP.,
a Delaware corporation

	By:	/s/ Bradley A. Ferguson
	Name:	Bradley A. Ferguson
	Title:	Executive Vice President, Chief Financial Officer

GUARANTORS:	BTI TELECOM CORP.
BUSINESS TELECOM OF VIRGINIA, INC.
BUSINESS TELECOM, INC.
CHOICE ONE COMMUNICATIONS OF CONNECTICUT INC.
CHOICE ONE COMMUNICATIONS OF MAINE INC.
CHOICE ONE COMMUNICATIONS OF MASSACHUSETTS INC.
CHOICE ONE COMMUNICATIONS OF NEW YORK INC.
CHOICE ONE COMMUNICATIONS OF OHIO INC.
CHOICE ONE COMMUNICATIONS OF PENNSYLVANIA INC.
CHOICE ONE COMMUNICATIONS OF RHODE ISLAND INC.
CHOICE ONE COMMUNICATIONS OF VERMONT INC.
CHOICE ONE COMMUNICATIONS RESALE L.L.C.
CHOICE ONE OF NEW HAMPSHIRE INC.
CONNECTICUT BROADBAND, LLC
CONNECTICUT TELEPHONE & COMMUNICATION SYSTEMS, INC.
CONVERSENT COMMUNICATIONS LONG DISTANCE, LLC
CONVERSENT COMMUNICATIONS OF CONNECTICUT, LLC
CONVERSENT COMMUNICATIONS OF MAINE, LLC
CONVERSENT COMMUNICATIONS OF MASSACHUSETTS, INC.
CONVERSENT COMMUNICATIONS OF NEW HAMPSHIRE, LLC
CONVERSENT COMMUNICATIONS OF NEW JERSEY, LLC
CONVERSENT COMMUNICATIONS OF NEW YORK, LLC
CONVERSENT COMMUNICATIONS OF PENNSYLVANIA, LLC

EARTHLINK HOLDINGS CORP.

SECOND AMENDMENT

CONVERSENT COMMUNICATIONS OF RHODE ISLAND, LLC
CONVERSENT COMMUNICATIONS OF VERMONT, LLC
CONVERSENT COMMUNICATIONS RESALE L.L.C.
CTC COMMUNICATIONS CORP.
CTC COMMUNICATIONS OF VIRGINIA, INC.
DELTACOM, LLC
EARTHLINK BUSINESS HOLDINGS, LLC
EARTHLINK BUSINESS, LLC
EARTHLINK CARRIER, LLC
EARTHLINK JIGSAW I, LLC
EARTHLINK MANAGED SERVICES, LLC
EARTHLINK SHARED SERVICES, LLC
ITC^DELTACOM, INC.
LIGHTSHIP TELECOM, LLC
US XCHANGE INC.
US XCHANGE OF ILLINOIS, L.L.C.
US XCHANGE OF INDIANA, L.L.C.
US XCHANGE OF MICHIGAN, L.L.C.
US XCHANGE OF WISCONSIN, L.L.C.

By:	/s/ Bradley A. Ferguson
Name:	Bradley A. Ferguson
Title:	Executive Vice President, Chief FinancialOfficer

EARTHLINK HOLDINGS CORP.

SECOND AMENDMENT

ADMINISTRATIVE AGENT
AND COLLATERAL AGENT:	REGIONS BANK,
as Administrative Agent and Collateral Agent

	By:	/s/ Stephen A. Brothers
	Name:	Stephen A. Brothers
	Title:	Senior Vice President

EARTHLINK HOLDINGS CORP.

SECOND AMENDMENT

LENDERS:	REGIONS BANK,
as a Lender

	By:	/s/ Stephen A. Brothers
	Name:	Stephen A. Brothers
	Title:	Senior Vice President

EARTHLINK HOLDINGS CORP.

SECOND AMENDMENT

FIFTH THIRD BANK,
as a Lender

By:	/s/ Dan Komitor
Name:	Dan Komitor
Title:	Senior Relationship Manager

EARTHLINK HOLDINGS CORP.

SECOND AMENDMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Judith Smith
Name:	Judith Smith
Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
Name:	D. Andrew Maletta
Title:	Authorized Signatory

EARTHLINK HOLDINGS CORP.

SECOND AMENDMENT

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Managing Director

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

EARTHLINK HOLDINGS CORP.

SECOND AMENDMENT

JEFFERIES FINANCE LLC,
as a Lender

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

EARTHLINK HOLDINGS CORP.

SECOND AMENDMENT

JFIN REVOLVER CLO 2014,
as a Lender

By Jefferies Finance LLC,
As Portfolio Manager

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

EARTHLINK HOLDINGS CORP.

SECOND AMENDMENT